                                        CONFIDENTIAL MATERIAL OMITTED AND FILED
                                    SEPARATELY WITH THE SECURITIES AND EXCHANGE
                                               COMMISSION (# Denotes Omissions)


                                 EXHIBIT 10.1

                Fourth Amendment to the IDEXX Laboratories, Inc.
                and Johnson & Johnson Clinical Diagnostics, Inc.
               (as successor in interest to Eastman Kodak Company)
        Supply Agreement dated January 15, 1992 (the "Supply Agreement")

This Amendment (the "Amendment") is effective as of January 1, 1996, by and between Johnson & Johnson Clinical Diagnostics, Inc., a New York corporation with offices at 100 Indigo Creek Drive, Rochester, N.Y. ("JJCD"), and IDEXX Laboratories, Inc., a Delaware corporation, with offices at One IDEXX Drive, Westbrook, Maine, 04092 ("IDEXX").

WHEREAS JJCD and IDEXX desire to amend the Supply Agreement, as amended on November 16, 1993, November 19, 1993 and March 15, 1994 (such amendments are collectively referred to as the "Original Amendments") as provided herein:

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

1. All references to the Eastman Kodak Company or Kodak shall be deemed to be replaced by reference to Johnson & Johnson Clinical Diagnostics Systems, Inc. or JJCD.

2. All references to EKTACHEM slides shall be deemed to be replaced by reference to VITROS slides.

3. Each of the Original Amendments, including the Schedules thereto, is hereby superseded by this Amendment and shall hereafter be null and void and of no further effect.

4. In Clause 1, the definition of "the Term" is hereby deleted in its entirety and replaced with the following:

     "The period from the Commencement date until December 31, 2006."

5. In Clause 1, insert the following terms:

   "Applicable Percentage"         The percentage for each Corresponding Slide
                                   as set forth on Schedule 9, as revised
                                   pursuant to sub-Clause 7.04 below.

   "Benchmark"                     The Weighted Average List Price as set forth
                                   on Schedule 9, as it may be revised pursuant to sub-Clause 7.04.

   "Corresponding Slide"           Any VITROS slide which provides the same
                                   blood chemistry measurement as a particular
                                   VETTEST slide (e.g., a DT60 Glucose slide is a Corresponding Slide for a VETTEST Glucose slide).

   "the PANELS/PROFILES"           Packages of VETTEST slides consisting of two
                                   or more sets of slides of specified
                                   chemistries. The initial PANEL and the
                                   initial PROFILES shall consist of the slides set forth on Schedule 6 attached hereto, with any changes or additional PANELS/PROFILES to be mutually agreed upon by the parties as specified in Schedule 6.

   "Weighted Average List Price"   As set forth on Schedule 9, as it may be
                                   revised pursuant to sub-Clause 7.04.

6. In sub-Clause 4.01, in the third line after the words "the VETTEST slides" insert the words ", including slides packaged as PANELS/PROFILES,".

7. Clause 5 is hereby deleted in its entirety and replaced with the following:

   5.     FORECASTS, COMMITMENTS AND ORDERS
          ---------------------------------

   5.01 Attached hereto as Schedule 7 are Purchase Forecasts and Purchase Commitments by IDEXX for VETTEST slides, including slides packaged as PANELS/PROFILES, for the period 1996 to 2006. The Purchase Forecasts constitute non-binding forecasts which shall be the basis for determining IDEXX's eligibility for rebates pursuant to sub-Clause
          7.03 below. The Purchase Commitments constitute IDEXX's anticipated minimum purchase quantities for single chemistry VETTEST slides and PANELS/PROFILES slides in the indicated calendar years. For calendar years beginning with 1999, IDEXX shall provide to JJCD the anticipated Purchase Forecasts and Purchase Commitments by type of VETTEST slides (single chemistry or PANELS/PROFILES) at least two years in advance, and upon receipt by JJCD such Purchase Forecasts and Purchase Commitments shall be deemed to be incorporated into Schedule 7. The total single and PANEL/PROFILE slides reflected in such updated Purchase Forecasts and Purchase Commitments shall be equal to the respective totals set forth in Schedule 7. Failure by IDEXX to purchase at least the indicated Purchase Commitment quantities of each type of slides in any year may subject IDEXX to the requirement to make a payment to JJCD as set forth in sub-Clause 5.02 below, but such failure shall in no event be deemed to be a breach of this Agreement.

   5.02 If IDEXX fails to purchase the quantities of slides set forth as Purchase Commitments on Schedule 7 in a particular calendar year, unless there has been a Material Adverse Change" (as defined below) IDEXX shall pay to JJCD within

          30 days after the end of such calendar year #########################
          #####################################################################
          #####################################################################
          ####################

          For the purposes of this sub-Clause 5.02, Material Adverse Changes shall mean material changes in the veterinary clinical chemistry markets which result from (a) non-invasive diagnostic testing other than any such testing which is introduced by IDEXX, (b) invasive diagnostic testing other than any such testing which is introduced by IDEXX, (c) the eradication of one or more diseases, or the development of new disease therapies, treatments or diagnostics, which significantly reduces demand for veterinary clinical chemistry testing, (d) decreased commitment by or ability of Johnson & Johnson to supply VETTEST or VITROS slides, and (e) the availability in one or more significant markets of slides compatible with the VETTEST analyzer from sources other than IDEXX, which availability is not promptly enjoined or otherwise terminated by JJCD.

          The parties shall discuss in good faith any assertion by IDEXX that a Material Adverse Change has occurred or is continuing. If the parties agree that a Material Adverse Change has occurred or is continuing, they shall negotiate in good faith with respect to appropriate reductions in Purchase Commitments, VETTEST slide prices (including single and PANELS/PROFILES slides) and/or amounts which would otherwise be payable pursuant to the first sentence of this sub-Clause
          5.02 to appropriately allocate the effects of such Material Adverse Change on the parties.

   5.03 IDEXX shall place orders for slides at least three calendar months prior to the required delivery date. Unless otherwise agreed between the parties in any particular case, orders for slides shall be placed by IDEXX three times per year and each order shall specify a business day delivery date for each delivery.

   5.04 Not later than October 1 of each calendar year commencing with 1996, IDEXX shall notify JJCD of quantity requirements for the subsequent year for each of the VETTEST slides, and IDEXX order quantities in the subsequent year for each of the VETTEST slides shall be within +/- 25% of such notification unless the parties otherwise agree. As long as slide orders are within the indicated range of +/- 25% of the applicable notification, JJCD shall deliver the slides in accordance with the orders.

   5.05 In the event that IDEXX in any year notifies JJCD that it wishes to order quantities which exceed the quantities mentioned in sub-Clause
          5.04 above by more than 25%, JJCD will endeavor to supply the excess quantities and notify IDEXX of the extent of its ability to so supply.

    5.06 It is understood and agreed that orders for the VETTEST slides shall include only those chemistries set forth in Schedule 8 hereto. In the event that a chemistry listed in Schedule 8 should become known by JJCD to be unavailable at any future date during the Term, JJCD will so notify IDEXX at the earliest practicable date and will cooperate with IDEXX to ameliorate the possible adverse effects upon IDEXX of such unavailability.

    5.07 Order and delivery of VETTEST slides (including PANELS/PROFILES) shall be made in multiples of 100 boxes. The number of orders and deliveries shall be limited to three in each year unless otherwise agreed to in writing by the parties. Order and delivery of the VETTEST tips shall be made in multiples of 10,000 tips (20 cartons each containing 500 tips). The number of orders and deliveries of the VETTEST tips and Vetrols shall be limited to two in each year. JJCD shall deliver the VETTEST tips and Vetrols in the ordered quantities in each year.

8.  Sub-Clause 6.02 is deleted in its entirety and is replaced by the following:

          "6.02. Order and delivery for all purchases hereunder shall be FOB Rochester, New York."

9. Sub-Clause 6.03 is amended by deleting the first sentence thereof in its entirety.

10. Clause 7 is hereby deleted in its entirety and is replaced by the following:

    7.    PRICES
          ------

    7.01 The initial prices for each of the VETTEST slides (including the PANELS/PROFILES) shall be as set forth in Schedule 8 hereto. Such prices are broken out to provide prices for each individual product code for each of the three following geographic regions (additional regions may be added, and changes within regions may be agreed to, from time to time in writing by the parties):

               US--United States, Canada and all other countries not identified in this sub-Clause 7.01;

               European--Australia, Europe, New Zealand, South Africa;

               Asian--Brunei, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, Philippines, Singapore, Taiwan, Thailand, Viet Nam.

          IDEXX agrees that JJCD may audit IDEXX books and records to verify sales of VETTEST slides in each region.

    7.02 The prices set forth in Schedule 8 shall remain in effect for orders placed through December 31, 1996. Thereafter, the prices may be adjusted, subject to the next sentence of this sub-Clause 7.02, effective as of January 1 of each year for orders placed on or after that date by an amount not to exceed ##############################################################
          ################################################## for the calendar year since the immediately preceding price adjustment. Notwithstanding the preceding sentence, if the aggregate quantities of IDEXX's single slide and PANELS/PROFILES slide purchases exceed #### of the Purchase Forecasts for a particular year as set forth on Schedule 7, there shall be no price increase for the immediately succeeding year.

    7.03 In the event IDEXX purchases more than #### of the Purchase Forecasts for each of (i) single slides and (ii) PANELS/PROFILES slides, IDEXX shall be entitled to a credit rebate based on the amount by which IDEXX exceeds the Purchase Forecasts for each category (single or PANELS/PROFILES slides) as follows:

                    Purchases by Category          Rebate Schedule for total
                % above applicable Purchase        Category purchases above
                          Forecast               applicable Purchase Forecast

                             ####                              ####
                          #########                            ####
                          #########                            ####
                             ####                              ####

          Notwithstanding the termination or expiration of, or anything to the contrary in, this Agreement, IDEXX shall be entitled to receive a cash refund, rather than a credit rebate, from JJCD if IDEXX is entitled to a rebate pursuant to the preceding sentence immediately prior to the expiration or termination of this Agreement.

    7.04 JJCD agrees to provide to IDEXX on a regular basis during the Term current list prices for all Corresponding Slides. Each revised Corresponding Slide price list shall be used by the parties to calculate an updated Weighted Average List Price for all Corresponding Slides. In the event that the Weighted Average List Price for Corresponding Slides is less than ### of the Benchmark in effect immediately prior to the effectiveness of the new Corresponding Slide price list, (i) all of the VETTEST single and PANELS/PROFILES slide prices to IDEXX shall be ############################################
          ##############################, effective for all orders after the new JJCD Corresponding Slide prices which give rise to the reduction in the Weighted Average List Price go into effect, and (ii) a new Benchmark shall be established at the new Weighted Average List Price. If IDEXX elects to add to, or delete from, the list of available VETTEST slides set forth on Schedule 8 one or more of the slide chemistries offered by JJCD, the parties agree to revise Schedule 9 as necessary to add or delete the appropriate Corresponding Slide(s) and its list price, and to recalculate the Applicable Percentages so that such percentages on the revised Schedule 9 reflect the actual unit volume sales percentages of each Corresponding Slide. Applicable

          Percentages of unit volume sales shall be determined based on JJCD's sales for its most recently completed fiscal quarter, and the sum of the Applicable Percentages shall always be 100%. In the case of any revision to Schedule 9, the Weighted Average List Price shall be recalculated by multiplying the Applicable Percentage for each Corresponding Slide by its list price and aggregating the total of such multiplication calculations.

          JJCD and IDEXX agree that IDEXX may request that a Big 6 accounting firm, other than the principal accounting firm of either party, audit JJCD's books and records to verify the Weighted Average List Price and actual unit volume sales of Corresponding Slides. Such auditor shall report to the parties only (a) JJCD's Weighted Average List Price and
          (b) the Applicable Percentage for each Corresponding Slide. The prices and percentages contained in such auditor's report shall be deemed to be the Weighted Average List Price and Applicable Percentages for Corresponding Slides, respectively, hereunder until modified in accordance with this sub-Clause 7.04. The fees and expenses of such auditor shall be borne equally by the parties.

    7.05 If JJCD is entitled to a price increase pursuant to sub-Clause 7.02 and IDEXX is entitled to a price decrease pursuant to sub-Clause 7.04, the net percentage increase or decrease in price shall be used to calculate slide prices for the next calendar year.

11. In Clause 9, insert the following as sub-Clause 9.09:

    9.09 JJCD shall use all commercially reasonable efforts to (i) ensure that neither VITROS slides (including without limitation VITROS slides to which bar coding for use in the VETTEST analyzer has been added) nor any other product manufactured by or for Johnson & Johnson is supplied, marketed, distributed or sold for use in the VETTEST analyzer and (ii) promptly enjoin or otherwise terminate any such supplying, marketing, distribution or sale. The commercial reasonableness of JJCD's efforts shall be determined solely with regard to the relationship between the parties set forth in this Agreement, and not with regard to JJCD's or Johnson & Johnson's business as a whole. Notwithstanding the foregoing, JJCD's obligation to use commercially reasonable efforts for the purposes of this sub-Clause 9.09 shall not include any obligation to reduce non-VETTEST VITROS slide prices.

          JJCD shall include a provision in future supply and distributor contracts that if a customer opens a mainframe slide cartridge and uses the slides individually, or otherwise repackages or modifies JJCD slides for a use other than for which the slides are sold by JJCD, such activity, if not ceased upon notice, shall give JJCD the right to terminate such contract. JJCD will exercise such right where the customer does not cease such activity after due notice. JJCD and IDEXX shall also reasonably cooperate in efforts to stop any such unauthorized slide repackaging or modification, where the modified or repackaged slides are supplied, marketed or sold for use in VETTEST analyzer. The failure of JJCD to exert commercially reasonable efforts as contemplated by this sub-Clause 9.09 shall in no event be deemed to be a breach of this Agreement by JJCD but shall give IDEXX the right, as its exclusive remedy for such failure, to terminate any obligations it may have pursuant to sub-Clause 5.01, the first two of paragraphs of sub-Clause 5.02 and Schedule 7 of this Agreement, effective immediately upon written notice to JJCD.

12. In Clause 19, insert the following as sub-Clauses 19.03 and 19.04:

    19.03 JJCD shall have the right to terminate this Agreement upon five years' prior written notice to IDEXX in the event JJCD elects to cease the manufacture and sale of dry slide diagnostic products. The minimum purchase obligations of IDEXX shall terminate upon delivery of such a notice of termination.

    19.04 IDEXX shall have the right to terminate any obligations it may have pursuant to sub-Clauses 5.01 and 5.02 and Schedule 7 of this Agreement upon prior written notice to JJCD of either (a) two full calendar years, if IDEXX commits to JJCD that IDEXX shall not supply competing clinical chemistry diagnostic products to the veterinarian's office market, or (b) four full calendar years. Upon the commencement of the first full calendar year of a notice period pursuant to the preceding sentence, sub-Clauses 7.03, 7.04 and 7.05 and the last sentence of sub-Clause 7.02 shall be terminated, except for any previously accrued obligation of JJCD to provide a credit rebate pursuant to sub-Clause
          7.03 for the immediately preceding calendar year.

13. Sub-Clause 29.01 is amended by deleting in their entirety the two addresses for Eastman Kodak Company and replacing them with the following:

          Johnson & Johnson Clinical Diagnostics, Inc.
          100 Indigo Creek Drive
          Rochester, New York  14650
          For the attention of:  Vice President, Marketing

          with a copy to:
          Johnson & Johnson
          One Johnson & Johnson Plaza
          New Brunswick, New Jersey  08933
          For the attention of:  Office of General Counsel

14.  Clause 30 is hereby added to the Agreement as follows:

     30.  DISPUTES
          --------

          Any and all disputes, controversies or differences between the parties hereto arising out of or in relation to or in connection with this Agreement, or the breach hereof, which cannot be settled amicably through negotiations between the parties hereto, shall be submitted to and settled by arbitration. Such arbitration shall be conducted in New York, New York in accordance with the rules then obtaining of the American Arbitration Association ("AAA") by a panel of three arbitrators selected from the National Panel of Arbitrators of the AAA. If the parties cannot agree on three arbitrators, the AAA shall select one or more arbitrators as necessary to complete the panel. Reasonable discovery shall be permitted in connection with the arbitration proceeding, and the arbitrators shall apply the substantive laws of the State of New York except that the interpretation and enforcement of this arbitration provision shall be governed by the Federal Arbitration Act. Any award rendered in any such arbitration shall be final and binding upon both parties hereto and judgment upon the award rendered by the panel of arbitrators may be entered in any court having jurisdiction over the party against whom the award is to be enforced. Each party shall bear its own costs in connection with any such arbitration, and any costs of the arbitrators or the AAA shall be borne equally by the parties. The arbitrators shall have no authority to assess or award punitive, incidental or consequential damages, and each party hereby waives its rights to any such damages.

15. Schedules 6, 7, 8 and 9 to the Agreement are hereby deleted in their entirety and replaced by Schedules 6, 7, 8 and 9 attached hereto.

16. Except as modified by this Fourth Amendment, all terms and conditions of the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, each of the parties have caused this Agreement to be executed by its duly authorized officer to be effective as of the date first above written.

JOHNSON & JOHNSON CLINICAL         IDEXX LABORATORIES, INC.
DIAGNOSTICS, INC.


By: /s/  Jose Coronas              By: /s/  Brad R. MacKinnon
    ----------------------             ----------------------
Name:  Jose Coronas                    Brad R. MacKinnon
Title: President,                      President, Veterinary Products Division
       Johnson & Johnson
       Clinical Diagnostics

                                   SCHEDULE 6

                                 PANELS/PROFILES

The initial PANEL shall be the "Young Presurgical Panel" consisting of four sets of the following six VETTEST slides:

BUN       Urea Nitrogen
ALT       Alanine aminotransferase
GLU       Glucose
TP        Total protein
CREA      Creatinine
ALKP      Alkaline phosphatase

The initial PROFILES shall be the "General Health Profile" and the "Large Animal Profile", each consisting of two sets of 12 VETTEST slides as follows:

General Health Profile                  Large Animal Profile

ALB       Albumin                            ALB        Albumin
ALKP      Alkaline phosphatase               ALKP       Alkaline phosphatase
ALT(SGPT) Alanine aminotransferase           AST        AST
AMYL      Amylase                            Ca2+       Calcium
Ca2+      Calcium                            CK         CK
CHOL      Cholesterol                        GGT        Gamma GT
CREA      Creatinine                         GLU        Glucose
GLU       Glucose                            PHOS       Inorganic phosphate
PHOS      Inorganic phosphate                LDH        LDH
TBIL      Total bilirubin                    MG         Magnesium
TP        Total protein                      TP         Total Protein
BUN       Urea Nitrogen                      BUN        Urea Nitrogen

Packaging for the Young Presurgical Panels, the General Health Profiles and the Large Animal Profiles has been previously agreed upon by the parties, and any changes to the slide composition or packaging of the initial PANEL or the initial PROFILES shall be negotiated in good faith and mutually agreed upon by JJCD and IDEXX. The slide composition, packaging and initial pricing of any additional PANELS/PROFILES shall be mutually agreed upon by JJCD and IDEXX. Unless otherwise agreed by the parties in writing with respect to one or more specific PANELS or PROFILES, all IDEXX purchases of VETTEST slides packaged as PANELS/PROFILES shall be credited against the Purchase Forecasts and Purchase Commitments for such slides under this Agreement.

                                                           Schedule 7

                                         Purchase Forecasts and Purchase Commitments

                             1996        1997         1998     1999  2000  2001  2002  2003  2004  2005  2006
                             ----        ----         ----     ----  ----  ----  ----  ----  ----  ----  ----
PURCHASE FORECASTS

                         Vol     %    Vol     %    Vol    %     Vol   Vol   Vol   Vol   Vol   Vol   Vol   Vol
                         ---     -    ---     -    ---    -     ---   ---   ---   ---   ---   ---   ---   ---
Single slides            ####  ####   ####  ####   ####  ###      *     *     *     *     *     *     *     *
Panel & Profile slides   ####  ####   ####  ####   ####  ###      *     *     *     *     *     *     *     *
- ----------------------   ----         ----         ----           -     -     -     -     -     -     -     -
Total slides             ####         ####         ####        ####  ####  ####  ####  ####  ####  ####  ####


PURCHASE COMMITMENTS

Single slides            ####         ####         ####           *     *     *     *     *     *     *     *
Panel & Profile slides   ####         ####         ####           *     *     *     *     *     *     *     *
- ----------------------   ----         ----         ----           -     -     -     -     -     -     -     -
Total Slides             ####         ####         ####        ####  ####  ####  ####  ####  ####  ####  ####


* Category (single and PANEL/PROFILE) forecasts and commitments shall be provided by IDEXX as specified in sub-Clause 5.01 of the Agreement.


                                                Schedule 8
                                           Products and Prices


Sales Region                                       US Sales          European Sales      Asian Sales
- ------------                                       --------          --------------      -----------

Customer Number                                    164 9706             314 8251           318 3258

                                                  US Pricing
                                                  ----------

Single slides (Bx 25)     Catalog Number   >1500 bxs*   <1500 bxs*   European Pricing    Asian Pricing
- ---------------------     --------------   ----------   ----------   ----------------    -------------
Albumin                       822 7134        #####       #####            #####             #####
Alk Phos                      831 5459        #####       #####            #####             #####
ALT                           808 3750        #####       #####            #####             #####
Ammonia                       181 6842        #####       #####            #####             #####
Amylase                       820 8191        #####       #####            #####             #####
AST                           811 3979        #####       #####            #####             #####
Calcium                       804 8191        #####       #####            #####             #####
Cholesterol                   835 4888        #####       #####            #####             #####
CK                            835 8582        #####       #####            #####             #####
Creatinine                    818 3477        #####       #####            #####             #####
ECO2                          853 8670        #####       #####            #####             #####
Gamma GT                      826 1315        #####       #####            #####             #####
Glucose                       813 0536        #####       #####            #####             #####
LDH                           835 1082        #####       #####            #####             #####
Lipase                        196 6191        #####       #####            #####             #####
Magnesium                     108 0266        #####       #####            #####             #####
Phosphorus                    807 0856        #####       #####            #####             #####
Total Bilirubin               838 0396        #####       #####            #####             #####
Total Protein                 193 7093        #####       #####            #####             #####
Triglycerides                 192 2285        #####       #####            #####             #####
Urea Nitrogen                 150 7326        #####       #####            #####             #####
Uric Acid                     100 0793        #####       #####            #####             #####



Profile Slides (Bx 24)       Catalog Number   US Pricing   European Pricing    Asian Pricing
- ----------------------       --------------   ----------   ----------------    -------------
General Health Profile          160 7175        ######          ######           ######
Young Presurgical Panel         801 5109        ######          ######           ######
Large Animal Profile            680 0071        ######          ######           ######



Other          Catalog Number   WW Pricing
- -----          --------------   ----------
Vetrols           869 9852        ######
Tips              175 7384        ######

*  per chemistry per order


                           SCHEDULE 9


Test                       % of Total             List Price
- ----                       ----------             ----------
Albumin                      #####                  #####
Alk Phos                     #####                  #####
ALT (SGPT)                   #####                  #####
Ammonia                      #####                  #####
Amylase                      #####                  #####
AST (SGOT)                   #####                  #####
Bilirubin                    #####                  #####
BUN                          #####                  #####
Calcium                      #####                  #####
Cholesterol                  #####                  #####
CK (CPK)                     #####                  #####
CO2                          #####                  #####
Creatinine                   #####                  #####
GGT                          #####                  #####
Glucose                      #####                  #####
LDH                          #####                  #####
Lipase                       #####                  #####
Magnesium                    #####                  #####
Phosphorus                   #####                  #####
Total Protein                #####                  #####
Triglycerides                #####                  #####
Uric Acid                    #####                  #####
- ---------
Weighted Average             #####                  #####
List Price
(per box of 25 slides)
